================================================================================

     As filed with the Securities and Exchange Commission on September 18, 1998.
                                                     Registration No. 333-63459


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               AMENDMENT NO. 1 TO
                                    FORM S-4


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                     SEACOAST FINANCIAL SERVICES CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

       Massachusetts                                    6712                                    04-1659040
(State or Other Jurisdiction of     (Primary Standard Industrial Classification    (I.R.S. Employer Identification No.)
Incorporation or Organization)                      Code Number)

                               791 Purchase Street
                        New Bedford, Massachusetts 02740
                                 (508) 984-6000
   (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                               Kevin G. Champagne
                      President and Chief Executive Officer
                     Seacoast Financial Services Corporation
                               791 Purchase Street
                        New Bedford, Massachusetts 02740
                                 (508) 984-6000
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent For Service)

                                   Copies to:

                              Peter W. Coogan, Esq.
                           Carol Hempfling Pratt, Esq.
                             Foley, Hoag & Eliot LLP
                             One Post Office Square
                           Boston, Massachusetts 02109
                                 (617) 832-1000

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ______________________________

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _____________________________________________________



     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

                                EXPLANATORY NOTE

     The sole purpose of this Amendment No. 1 to Form S-4 is to correct the date of Exhibit 23.4.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Bedford, The Commonwealth of Massachusetts, on September 18, 1998.


                                      SEACOAST FINANCIAL SERVICES CORPORATION



                                      By: /s/ Kevin G. Champagne
                                          ----------------------------------
                                          Kevin G. Champagne
                                          President and Chief Executive Officer



      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated as of September 18, 1998.

             Signature                                     Title
             ---------                                     -----


/s/ Kevin G. Champagne
-------------------------------            President, Chief Executive Officer and Trustee
Kevin G. Champagne                           (Principal Executive Officer)


              *
-------------------------------            Vice President and Treasurer (Principal
Francis S. Mascianica, Jr.                   Financial and Accounting Officer)

              *
-------------------------------            Trustee
Manuel G. Camacho


              *                            Trustee
-------------------------------
David P. Cameron

              *
-------------------------------            Trustee
Howard C. Dyer, Jr.


              *                            Trustee
-------------------------------
Glen F. Johnson



              *                            Trustee
-------------------------------
John D. Kelleher


              *                            Trustee
-------------------------------
Thornton P. Klaren, Jr.


              *                            Trustee
-------------------------------
J. Louis LeBlanc


              *                            Trustee
-------------------------------
Terence G. Lewis


              *                            Trustee
---------------------------
A. William Munro


              *                            Trustee
-------------------------------
Carl Ribeiro


              *                            Trustee
-------------------------------
Arthur W. Short


              *                            Trustee
-------------------------------
Joseph H. Silverstein


              *                            Trustee
-------------------------------
Gerald H. Silvia


              *                            Trustee
-------------------------------
William N. Whalen



* By: /s/ Kevin G. Champagne
      --------------------------------
          Kevin G. Champagne,
          Attorney in Fact



                                      II-5